UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2020 (December 31, 2019)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54923	20-3537265
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

200 S Biscayne Blvd., 55th Floor, Miami, Florida 33131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on May 16, 2019, Cuentas Inc. (the “Company” or “Cuentas”) entered into a term sheet with CIMA Telecom, Inc., a Florida corporation doing business as “CIMA Group” (“CIMA”) (the “Term Sheet”) outlining its License for the technology platforms (the “Platforms”) owned by two of CIMA’s wholly owned subsidiaries, Knetik, Inc., a Delaware corporation (“Knetik”), and Auris, LLC, a Florida limited liability company (“Auris”), respectively. Collectively, the Platforms would provide the back-end software for the Cuentas General Purpose Card and compatibility via application programming interfaces, or APIs, with third party software and the mobile apps. Under the Term Sheet, CIMA will grant the Company a world-wide, perpetual, non-sublicensable license (the “License”) to utilize the Platforms and intellectual properties included in the Platforms for the Financial Technology (“FINTECH”) worldwide vertical markets. The License to be granted shall be exclusive for use within the FINTECH space, which for purposes of the License shall be defined as “connecting banking and prepaid card usage.”

On December 31, 2019, the Company entered into a series of integrated transactions to license the Platforms from CIMA, through CIMA’s wholly owned subsidiaries Knetik, and Auris (the “Transaction Closing”) pursuant to that certain Platform License Agreement, dated December 31, 2019 by and among (i) the Company, (ii) CIMA, (iii) Knetik and (iv) Auris (the “License Agreement”) and the various other agreements listed below.

Note and Warrant Purchase Agreement

Contemporaneously with the Transaction Closing, the Company entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) by and between the Company and CIMA, pursuant to which the Company made and sold to (i) CIMA a 3% convertible promissory note (the “Convertible Promissory Note”) in the principal amount of $9,000,000 and (ii) (a) CIMA a warrant (the “CIMA Warrant”) , to purchase from the Company an aggregate of duly authorized, validly issued, fully paid and nonassessable shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), equal to twenty-five percent (25%) of shares of Common Stock upon the conversion of the Series B preferred stock. The Purchase Agreement contained customary representations, warranties, covenants, and conditions, including indemnification. As a condition to closing, the Company has agreed to take all necessary steps to amend and restate its Articles of Incorporation (the “A&R Articles”) and to amend and restate its Bylaws (the “A&R Bylaws”) and properly file and effect such A&R Articles and A&R Bylaws with the Secretary of State of the State of Florida and the U.S. Securities and Exchange Commission, each as necessary, no later than June 30, 2020.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto.

Convertible Promissory Note

Contemporaneously with the Transaction Closing, the Company made and sold to CIMA a convertible promissory note (the “CIMA Convertible Promissory Note”) in accordance with the Purchase Agreement. Pursuant to the Convertible Promissory Note, at any time on or before twelve (12) months after the date of the CIMA Convertible Promissory Note, CIMA may elect in its sole and absolute discretion to convert all unpaid principal and accrued and unpaid interest under the CIMA Convertible Promissory Note into 25% of the issued and outstanding Common Stock of the Company calculated on a fully diluted basis as of December 31, 2019, assuming the conversion, exercise, and exchange of all equity and debt securities of the Company which are convertible into, or exercisable or exchangeable for, Common Stock of the Company, but not including the Warrants.

On December 31, 2019, CIMA exercised its option to convert the Convertible Promissory Note into 1,757,478 shares of Common Stock of the Company, which constitutes 25% of the issued and outstanding shares of Common Stock of the Company calculated on a fully diluted basis as of the same date.

As previously reported on a Current Report on Form 8-K filed by the Company with the SEC on August 6, 2019 (the “August 8-K”), on February 28, 2019, the Company signed a binding term sheet (the “Binding Term Sheet”) with Optima Fixed Income LLC (“Optima”), pursuant to which, among other things, Optima may purchase a Convertible Note in the amount of $2,000,000 which may be funded on a quarterly basis. The term of the Convertible Note is three years and it may be converted with a discount of 25% on the share price at date of conversion, but in any case, not less than $3 per share. On May 10, 2019 the Company and Optima executed the first Amendment of the Binding Term Sheet with Optima whereas Optima will make an additional deposit of $550,000 to the Company and whereas that additional deposit will be provided to the Company in the form of a Convertible Note as discussed in the Binding Term Sheet.

On July 30, 2019 Optima assigned its rights under the Binding Term Sheet to Dinar Zuz LLC. On the same date, the Company and Dinar Zuz LLC executed a securities purchase agreement (the “Dinar SPA”) with the same terms as reflected in the Binding Term Sheet and its First Amendment. Under the Subscription Agreement Dinar Zuz LLC made an additional deposit of $250,000 and agreed to provide an additional amount of $1,000,000 to the Company which will be provided in a form of a Convertible Note.

On January 3, 2020, Dinar Zuz, LLC (“Dinar”) made an additional deposit of $300,000 in the form of a convertible promissory note (the “Dinar Convertible Note”) pursuant to the Dinar SPA. Additionally, on January 3, 2020, the Company issued 100,000 shares of its Common Stock to Dinar as a result of a conversion of the Dinar Convertible Note in the amount of $300,000.

The above descriptions of the CIMA Convertible Promissory Note and the Dinar Convertible Note do not purport to be complete and are qualified in their entirety by reference to the CIMA Convertible Promissory Note, which is filed hereto as Exhibit 10.2 and the Dinar Convertible Note, filed herein as Exhibit 10.3 and incorporated by reference to Exhibit 9.2 to the August 8-K. .

Warrant

Contemporaneously with the Transaction Closing, the Company made and sold a warrant to each of (a) CIMA (the “CIMA Warrant”) and (b) Dinar (the “Dinar Warrant,” and together with the CIMA Warrant, the “Warrants”), each in accordance with the Purchase Agreement. Pursuant to the Warrants, upon exercise, each of CIMA and Dinar shall be entitled to purchase from the Company, in the aggregate, an amount of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to twenty-five percent (25%) of total outstanding shares of the Company on a fully-diluted basis (taking into account any warrants, options, debt convertible into shares or other rights underlying shares of the Company) as of December 31, 2019; provided, however, that each Warrant shall increase to include 25% of any additional shares (or warrants, options, debt convertible into shares or other rights underlying shares of the Company) of the Company only to the extent such shares are issued in breach of the Voting Agreement (as defined below). Pursuant to their terms, the Warrants are exercisable, in whole and not in part during the term commencing on December 31, 2019 and ending on the earlier of (a) thirty (30) days following the date on which the Company’s Amended and Restated Articles of Incorporation is filed with and accepted by the Secretary of State of the State of Florida or (b) upon a Change of Control, as defined in the Warrants.

The above description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the CIMA Warrant and Dinar Warrant, which are filed hereto as Exhibit 10.4 and 10.5, respectively.

License Agreement

Contemporaneously with the Transaction Closing, on December 31, 2019 (the “Effective Date”) the Company entered into the License Agreement. Pursuant to the License Agreement, the Company has an exclusive, non-transferable, non-sublicensable, royalty-free license to access and use the Knetik and Auris technology platforms (collectively, the “Licensed Technology”) in the form provided to the Company via the Hosting Services (as defined in the License Agreement) and solely within the FINTECH space for the Company’s business purposes.

Pursuant to the License Agreement, the Company shall pay CIMA annual fees for the maintenance and support services in accordance with the following schedule: (i) for the first (1st) calendar year from the Effective Date, $300,000 to be paid on June 30, 2020; (ii) for the second (2nd) calendar year from the Effective Date, $500,000 to be paid on December 31, 2020; (iii) for the third (3rd) calendar year from the Effective Date, $700,000 to be paid on December 31, 2021; (iv) for the fourth (4th) calendar year from the Effective Date, $1,000,000 to be paid on December 31, 2022; (v) for the fifth (5th) calendar year from the Effective Date, $640,000 to be paid on December 31, 2022; and (vi) for each calendar year thereafter, $640,000 to be paid on the annual anniversary date of the Effective Date.

The above description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, which is filed as Exhibit 10.6 hereto.

Voting Agreement

Contemporaneously with the Transaction Closing, on December 31, 2019, the Company entered into that certain voting agreement and proxy (the “Voting Agreement”), by and among the Company, Arik Maimon, the Company’s Chief Executive Officer, Michael De Prado, the Company’s President, Dinar, and CIMA. Pursuant to the Voting Agreement, each of CIMA, Dinar and Mr. De Prado shall have the right to designate one director to the Company’s Board of Directors (the “Board”) and Mr. Maimon will have the right to designate two directors to the Board as promptly as practicable after the Transaction Closing. At each meeting of the Company’s stockholders at which the election of directors is to be considered, each of CIMA, Dinar, Mr. Maimon and Mr. De Prado shall have the right to designate one nominee for election at such meeting.

Additionally, the Company has granted CIMA board observer rights whereby CIMA shall have the right to invite one representative to attend all meetings of the Board in a non-voting observer capacity.

The size of the Board and appointee rights are subject to change in the event that the Company’s shares of Common Stock become listed on the NASDAQ Capital Market (or if there is any other similar transaction which ultimately involves the listing of the Company’s capital stock, whether Common Stock or any other class or series of capital stock of the Company, on any exchange affiliated with or similar to the NASDAQ Capital Market).

Furthermore, pursuant to the Voting Agreement, each of Mr. Maimon and Mr. De Prado appointed each of CIMA and Dinar as their proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote or act by written consent with respect to the shares of Voting Stock (as defined in the Voting Agreement) representing each individual’s pro rata percentage of the CIMA Proxy Stock and Dinar Proxy Stock (as defined in the Voting Agreement), as may be recalculated from time to time subject to the terms and conditions of the Voting Agreement, until the CIMA Warrant is exercised and until the Dinar Warrant is exercised, respectively.

The above description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.7 hereto.

Asset Pledge Agreement

Contemporaneously with the Transaction Closing, the Company entered into an Asset Pledge Agreement with CIMA (the “Pledge Agreement”). Pursuant to the Pledge Agreement, the Company unconditionally and irrevocably pledged all of its rights, title and interest in and to the Licensed Technology and any rights and assets granted pursuant to the License Agreement to CIMA as a guarantee for the full and punctual fulfillment of its obligations under certain provisions of the Voting Agreement, and the issuance of the securities under the CIMA Convertible Promissory Note and the CIMA Warrant.

The above description of the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the Pledge Agreement, which is filed as Exhibit 10.8 hereto.

Side Letter Agreement

Contemporaneously with the Transaction Closing, the Company entered into a side letter agreement (the “Side Letter Agreement”), dated December 31, 2019, by and among the Company, Arik Maimon, Michael De Prado, Dinar and CIMA. Pursuant to the Side Letter Agreement, for as long as the License Agreement is in effect, the Convertible Promissory Note is outstanding and unpaid, or CIMA is a shareholder of the Company and owns at least 5% of the Company’s Common Stock, in addition to any other vote or approval required under the Company’s Articles of Incorporation, Bylaws, or any other agreement, each as amended from time to time, the Company has agreed not to take certain actions without certain approval thresholds of the directors appointed by CIMA, Dinar, Mr. Maimon and Mr. De Prado. These negative covenants restrict, among other things, the Company’s ability to incur additional debt, alter certain employment agreements currently in place, enter into any consolidation, combination, recapitalization or reorganization transactions, and issue additional capital stock.

Additionally, pursuant to the Side Letter Agreement, upon conversion of the Convertible Promissory Note by CIMA, Cuentas shall have the primary right of first refusal, and each of Dinar, Mr. De Prado and Mr. Maimon have a secondary right of first refusal, to purchase any shares of Common Stock which CIMA intends to sell to the bona fide third party purchaser on the same terms and conditions as CIMA would have sold such shares of the Company’s Common Stock to any third party purchaser. Further, CIMA has a co-sale right to participate in a sale of shares of the Company’s Common Stock, in the event that Mr. De Prado, Mr. Maimon or any other director or officer of the Company holding greater than 1% of the Company’s Common Stock (on a fully diluted basis) proposes to sell any of his, her or its shares of Common Stock.

In addition, CIMA and/or Dinar have been granted certain information rights, subject to their continued ownership of the CIMA Convertible Promissory Note or of 5% or more shares of the Company’s issued and outstanding Common Stock.

Furthermore, pursuant to the Side Letter Agreement, upon a successful up-listing of the Company’s shares on the NASDAQ Capital Market and once the market capitalization of the Company is greater than $50 million for a period of 10 consecutive trading days, Mr. Maimon and Mr. De Prado will have a right to earn a special bonus in the amount of $500,000 each.

The above description of the Side Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Side Letter Agreement, which is filed as Exhibit 10.9 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Contemporaneously with the Transaction Closing, Natali Dadon resigned from her position on the Board of Directors of the Company. On the same date, the Board of Directors of the Company appointed Yochanon Bruk to the Board of Directors of the Company in accordance with the Voting Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits

10.1	Note and Warrant Purchase Agreement, dated as of December 31, 2019, by and between Cuentas Inc. and CIMA Telecom, Inc.
10.2	Convertible Promissory Note issued to CIMA Telecom, Inc., dated December 31, 2019
10.3	Convertible Note issued to Dinar Zuz, LLC, dated July 20, 2019, incorporated by reference herein to exhibit 9.2 of that certain Current Report on Form 8-K/A filed by Cuentas, Inc., on August 6, 2019.
10.4	Warrant granted to CIMA Telecom, Inc., dated December 31, 2019
10.5	Warrant granted to Dinar Zuz, LLC, dated December 31, 2019
10.6	Platform License Agreement, dated December 31, 2019, by and among Cuentas Inc., CIMA Telecom, Inc., Knetik, Inc. and Auris, LLC
10.7	Voting Agreement, dated December 31, 2019, by and among Cuentas Inc., Arik Maimon, Michael De Prado, Dinar Zuz, LLC, and CIMA Telecom, Inc.
10.8	Asset Pledge Agreement, dated December 31, 2019, by and among Cuentas Inc. and CIMA Telecom, Inc.
10.9	Letter Agreement, dated December 31, 2019, by and among Cuentas Inc., Arik Maimon, Michael De Prado, Dinar Zuz, LLC, and CIMA Telecom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: January 7, 2020	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer